UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): September 14, 2009 (September 14, 2009)


                       DWS RREEF REAL ESTATE FUND II, INC.
                       -----------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Maryland
                                    --------
                 (State or other jurisdiction of incorporation)


       811-21340                                       20-0061651
       ---------                                       ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)

                                 345 Park Avenue
                            New York, New York 10154
               (Address of principal executive offices, zip code)


Registrant's telephone number, including area code:              (212) 454-7190


         (Former name or former address, if changed since last report.)
                                 Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD Disclosure

Item 7.01. Regulation FD Disclosure

     On September 14, 2009, DWS RREEF Real Estate Fund II, Inc. (the "Fund") announced via press release the record and meeting dates for its annual meeting of stockholders along with other information relevant to said meeting.


     The foregoing description does not purport to be complete and is qualified in its entirety by reference to the press release, which is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release issued by DWS RREEF Real Estate Fund II, Inc. on September 14, 2009.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     DWS RREEF REAL ESTATE FUND II,INC.


Date:    September 14, 2009


                                             By: /s/ Rita Rubin
                                             -----------------------
                                             Rita Rubin
                                             Assistant Secretary